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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): February 17, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES ALL-1)
             (Exact name of registrant as specified in its charter)

                  DELAWARE             001-16835               13-3891329
              (State or other        (Commission           (I. R. S. Employer
              jurisdiction of         File Number)         Identification No.)
               incorporation)

          WORLD FINANCIAL CENTER,                                 10080
            NEW YORK, NEW YORK                                 (Zip Code)
           (Address of principal
            executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            None.

ITEM 2.     ACQUISITION OF DISPOSITION OF ASSETS

            None.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            None.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not applicable.

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ITEM 5.     OTHER EVENTS

            99.1 Distribution to holders of the Preferred Plus Trust Series ALL-1 on February 17, 2004.

                        For information with respect to the underlying
                     securities held by PREFERREDPLUS Trust Series ALL-1, please refer to Allmerica Financial Corporation's (Commission file number 001-13754) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantor and the underlying securities issuer has filed electronically with the SEC.

                        Although we have no reason to believe the information
                     concerning the guarantee, junior subordinated debentures and underlying securities or the underlying securities guarantor and the underlying securities issuer contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities guarantor and underlying securities issuer (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities, junior subordinated debentures and guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, junior subordinated debentures and guarantee or the underlying securities issuer and underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

            Not applicable.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)      Financial statements of business acquired.

                     Not applicable.

            (b)      Pro forma financial information.

                     Not applicable.

            (c)      Exhibits.

                     99.1 Trustee's report in respect of the February 17, 2004 distribution to holders of the PreferredPlus Trust Series ALL-1

ITEM 8.     CHANGE IN FISCAL YEAR

            None.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            None.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          MERRILL LYNCH DEPOSITOR, INC.

         Date: 3/1/04                          By:    /s/ Michael F. Connor
                                               Name:  Michael F. Connor
                                               Title: President

                                  EXHIBIT INDEX

            99.1 Trustee's report in respect of the February 17, 2004 distribution to holders of the PreferredPlus Trust Series ALL-1